Exhibit 10.3
BMO CAPITAL MARKETS CORP.
115 S. LaSalle Street, 13th Floor West
Chicago, IL 60603

PAYOFF AND BAILEE LETTER

November 30, 2009

Ministry Partners Funding, LLC
955 West Imperial Highway
Brea, California 92821

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: David Duclos

Re:
Payment and Satisfaction of Obligations of Ministry Partners Funding, LLC (the “Borrower”) under that certain Loan, Security and Servicing Agreement (the “Loan Agreement”) dated as of October 30, 2007 among Borrower, Fairway Finance Company, LLC, as Lender (the “Lender”), Evangelical Christian Credit Union, as Servicer (the “Servicer”), BMO Capital Markets Corp., as Agent (the “Agent”), U.S. Bank National Association, as Custodian (in such capacity, the “Custodian”) and Account Bank, and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Back-Up Servicer (the “Back-Up Servicer”).  Terms used and not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.

Gentlemen:

The Agent has been advised that the Borrower desires to repay the total unpaid balance of all amounts (including but not limited to, all principal, interest, expenses, fees, other charges and any additional per diem interest charges) owing by Borrower to the Agent and Lender (collectively, the “Unpaid Balance”).  The Agent hereby acknowledges and confirms that the total amount of the Unpaid Balance (excluding the fees of Agent’s counsel, as referenced in the paragraph below) as of November 30, 2009 is $24,628,796.22 plus $1,400.00 per day in interest (the “Per Diem Amount”) for each day thereafter.

Payment of the amount of the Unpaid Balance, any Per Diem Amount due and payable and fees of Greenberg Traurig, LLP (“Greenberg”), counsel to the Agent, in the amount of $7,000 (collectively, the “Aggregate Unpaid Balance”) shall be made by Western Corporate Federal Credit Union (“WesCorp”), on behalf of the Borrower and its sole Member and parent company, Ministry Partners Investment Company, LLC, via wire transfer of immediately available funds to the following accounts:

Payment of that portion of the Aggregate Unpaid Balance representing the fees of Greenberg shall be wired to:

Wachovia Bank, N.A. - First Union National Bank
200 S. Biscayne Blvd., 15th Floor
Miami, Florida  USA  33131

ABA Number:	XXXXX
Account Name:	XXXXX
Account Number:	XXXXX
Reference:	XXXXX

Payment of the remaining Aggregate Unpaid Balance shall be wired to:

Bank:	XXXXX
ABA No.	XXXXX
Account Name:	XXXXX
Account No:	XXXXX
Reference:	XXXXX

Upon Agent’s and Greenberg’s receipt of their respective portion of the Aggregate Unpaid Balance, the Agent, on behalf of the Secured Parties, releases all of the Secured Parties’ liens and security interests in the assets of the Borrower and all other persons who have pledged any assets in favor of the Secured Parties to secure any obligations of the Borrower  (collectively, the “Related Parties”) and releases any guarantors from any and all liability for payment or performance of the Aggregate Unpaid Balance and all other obligations under any Transaction Documents.  In furtherance of the foregoing, on and as of the receipt of the Aggregate Unpaid Balance (1) Agent hereby releases the Secured Parties’ security interest in and to all assets of the Related Parties, including, without limitation, the Pledged Mortgages (as defined below), and all of such security interests shall terminate without further action, (2) the Transaction Documents shall automatically terminate and be of no further effect (except with respect to provisions which, by their terms, expressly survive the termination of such document), and (3) Agent grants to WesCorp or its designated agent the authority to cause terminations of all UCC-1 financing statements that evidence a security interest in the Related Party’s assets in favor of Agent to be filed with the appropriate state and/or county agencies and to cancel any notices or legends stamped, typed or otherwise set forth on any promissory notes or chattel paper of the Borrower which indicates that such items are collateral for the Agent.

Reference is hereby made to collateral files containing the collateral documents evidencing the mortgage loans pledged to Agent as security for the obligations outstanding under the Loan Agreement, along with other related documents (hereinafter collectively referred to as the “Pledged Mortgages”), which are being held by Custodian on behalf of the Agent, in accordance with the Loan Agreement and that certain Custodial Agreement dated as of October 30, 2007 (the “Custodial Agreement”) among Borrower, Servicer, Agent, Back-Up Servicer and Custodian.

The Pledged Mortgages are to continue to be held by Custodian, subject only to Agent’s direction and control until WesCorp has certified to Custodian and Agent that it has executed the wire transfers in the amount of the Aggregate Unpaid Balance in the manner specified above (which certification shall also include the Fed Reference Number of each wire transfer), at which time the Pledged Mortgages shall be held by the Custodian subject to the joint control of WesCorp and Agent, and no disposition thereof shall be made absent instructions from both WesCorp and the Agent. Thereafter Agent shall notify, via email, David Duclos (david.duclos@usbank.com) with the Custodian and John Taylor (jtaylor@wescorp.org) with WesCorp of its, and Greenberg’s, proper receipt of the Aggregate Unpaid Balance, which notification shall have the effect of immediately releasing the Agent’s liens in the Pledged Mortgages.  At such time as the Pledged Mortgages are released as provided herein, the Custodian shall continue to hold such Pledged Mortgages as bailee subject only to the direction and control of WesCorp.

Any mortgage loan assignments from Borrower to Ministry Partners Investment Corporation received by the Custodian prior to the Agent’s confirmation of receipt of the Aggregate Unpaid Balance shall be held in escrow and shall be ineffective until such time as the Agent has notified the Custodian of its receipt of the Aggregate Unpaid Balance.

This Payoff and Bailee Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Payoff and Bailee Letter by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Payoff and Bailee Letter.

This Payoff and Bailee Letter shall in all respects, be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this document as of the date first set forth above.

BMO CAPITAL MARKETS
CORP., as Agent

By: /s/ Brian Zaban
Name: Brian Zaban
Title: Managing Director

ACKNOWLEDGED AND ACCEPTED BY:

FAIRWAY FINANCE COMPANY, LLC,
as Lender

By: /s/ Lori Gebron
Name:Lori Gebron
Title:  Vice President

MINISTRY PARTNERS FUNDING, LLC,
as Borrower

By: /s/ Billy Dodson
Name:Billy M. Dodson
Title:  President

EVANGELICAL CHRISTIAN CREDIT UNION,
as Servicer

By: /s/ Mark Johnson
Name:Mark A. Johnson
Title:  Executive Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Custodian, Account Bank and Securities Intermediary

By:/s/ David Duclos
Name:David Duclos
Title:  Vice President

LYON FINANCIAL SERVICES, INC.
(D/B/A U.S. BANK PORTFOLIO SERVICES),
as Back-Up Servicer

By: /s/ John Docken
Name:John Docken
Title:  Senior Vice President

WESTERN CORPORATE FEDERAL CREDIT UNION

By: /s/ Joseph DeMichele
Name:Joseph DeMichele
Title: Senior Vice President, Chief Investment Officer